                                                                    Exhibit 10.2

                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


         This Seventh Amendment to Revolving Credit Agreement ("Seventh Amendment") is made as of December 10, 1999 by and among PROVANT, Inc. (the "Borrower"), a Delaware business corporation having its principal place of business at 67 Batterymarch Street, Suite 500, Boston, Massachusetts 02110, Fleet National Bank, a national banking association ("Fleet"), BankBoston, N.A., a national banking association ("BankBoston"), Norwest Bank Iowa, N.A., a national banking association ("Norwest"), Citizens Bank of Massachusetts, a Massachusetts banking corporation and the successor to State Street Bank and Trust Company ("Citizens"), KeyBank National Association, a national banking association ("KeyBank" and, together with Fleet, BankBoston, Norwest and Citizens, the "Banks"), and Fleet National Bank, as agent for itself and the other Banks (the "Agent").

                                    RECITALS

         WHEREAS, the Borrower, the Banks and the Agent previously entered into that certain Revolving Credit Agreement, dated as of April 8, 1998, as modified and amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments thereto (said Revolving Credit Agreement, as so amended prior to the date hereof, the "Credit Agreement"), pursuant to which the Banks have made available to the Borrower a revolving credit loan facility having a maximum available borrowing amount of $80,000,000; and

         WHEREAS, the parties hereto now desire to further amend or modify the Credit Agreement in certain respects in order to (i) increase the total Commitment thereunder from $80,000,000 to $105,000,000, and (ii) allocate the additional Commitment amount between Norwest and KeyBank (KeyBank being a new
Bank), all as more particularly set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to modify and amend certain provisions of the Credit Agreement, as follows:

         Section 1. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         Section 2. Amendment of Specific Provisions. The following specific provisions of the Credit Agreement are hereby modified and amended:

                  (a) In the definition of "Commitment" in Section 1.1, the
                      schedule that identifies the Banks and each Bank's Commitment and Commitment Percentage shall be set forth on a new Schedule I attached hereto, which shall replace the existing Schedule I to the Credit Agreement;

                  (b) In the definition of "Total Commitment" appearing in
                      Section 1.1, the stated dollar amount from and after the date hereof shall be $105,000,000 rather than $80,000,000; and

                  (c) KeyBank shall be deemed a "Bank" for all purposes under the Credit Agreement and the other Loan Documents.

         Section 3. Confirmation of Stock Pledge Agreement. The parties hereto agree that all references to the "Credit Agreement" contained in the Stock Pledge Agreement and all Supplements thereto shall mean or refer to the Credit Agreement as amended and supplemented by this Seventh Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of Indebtedness owing by the Borrower thereunder.

         Section 4. Loan Documents Ratified and Confirmed. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Seventh Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations under the Loan Documents, in each case as amended or supplemented pursuant to this Seventh Amendment.

         Section 5. Conditions to Effectiveness. This Seventh Amendment shall become effective only upon completion of the following actions: (i) the issuance by the Borrower on the date hereof of a Note, substantially in the form attached as Exhibit A-1 hereto (which shall be a Revolving Credit Note for purposes of the Credit Agreement), to reflect the new Commitment of KeyBank as set forth in
Schedule I hereto; (ii) the issuance by the Borrower on the date hereof of a replacement Note, substantially in the form attached as Exhibit A-2 hereto, to reflect the upward adjustment to the Commitment of Norwest as set forth in
Schedule I hereto (which shall also be a Revolving Credit Note for purposes of the Credit Agreement), and (ii) the execution and delivery to the Agent of an Amendment and Confirmation of Guaranty, dated the date hereof and substantially in the form attached hereto as Exhibit B, by each of the Borrower's Subsidiaries which is a Guarantor.

         Section 6. Bringdown. The Borrower hereby confirms that all representations and warranties with respect to the Borrower and any Subsidiaries contained in the Credit Agreement and each of the other Loan Documents and in any other certificate or document delivered in connection therewith are true and correct as of the date hereof, and that no Default or Event of Default is outstanding or would be created by the consummation of the transactions described herein.

         Section 7.  Fees, Costs and Expenses.

         (a) In connection with the execution of this Seventh Amendment, the Borrower shall pay (i) a Closing Fee of $10,000 to Norwest to reflect the increase in its Commitment, and (ii) a Closing Fee of $40,000 to reflect KeyBank's new Commitment.

         (b) In addition to the foregoing closing fees, the Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Banks, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Seventh Amendment and the other documents and instruments to be delivered herewith.

         Section 8. Miscellaneous. This Seventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Seventh Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Seventh Amendment is intended to take effect as a sealed instrument and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law).

                                     ******

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as an instrument under seal as of the date first above written.

                                 PROVANT, INC.


                                 By: /s/ Rajiv Bhatt
                                    --------------------------------------------
                                      Title:  Executive Vice President


                                 BANKBOSTON, N.A.


                                 By:  /s/ James Lau
                                    --------------------------------------------
                                      Title: Vice President


                                 CITIZENS BANK OF MASSACHUSETTS


                                 By: /s/ Suzanne L. Dwyer
                                    --------------------------------------------
                                      Title: Vice President


                                 FLEET NATIONAL BANK


                                 By: /s/ Michael J. Bassick
                                    --------------------------------------------
                                      Title: Assistant Vice President


                                 KEYBANK NATIONAL ASSOCIATION


                                 By:  Victor C. Levesque
                                    --------------------------------------------
                                      Title:  Vice President


                                 NORWEST BANK IOWA, N.A.


                                 By: /s/ Robert S. Gagne
                                    --------------------------------------------
                                      Title: Vice President

                                 FLEET NATIONAL BANK, as AGENT


                                 By: /s/ Michael J. Bassick
                                    --------------------------------------------
                                      Title:  Assistant Vice President


                                       4